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                                                                   EXHIBIT 23.1

                                                      CONSENT OF AMISANO HANSON

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2A2 for Tari, Inc., of our report dated June 11, 2001 except as to Note 9 which is as of June 12, 2001 relating to the May 31, 2001 financial statements of Tari, Inc., which appears in such Prospectus.

/s/ Amisano Hanson
Amisano Hanson


April 25, 2002